                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        Clemente Global Growth Fund, Inc.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         1) Title of each class of securities to which transaction applies:
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         2) Aggregate number of securities to which transaction applies:
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         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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         -----------------------------------------------------------------------
         5) Total fee paid:
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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1) Amount Previously Paid:
         ----------------------------------------------------------------------
         2) Form, Schedule or Registration Statement No.:
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

                       CLEMENTE GLOBAL GROWTH FUND, INC.
                              152 WEST 57TH STREET
                            NEW YORK, NEW YORK 10019
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 29, 1997
                            ------------------------

     The Annual Meeting of Stockholders of Clemente Global Growth Fund, Inc. (the "Fund"), a Maryland corporation, will be held at Le Parker Meridien, 119 West 56th Street, New York, New York, on May 29, 1997 at 9:00 a.m., New York time, for the following purposes:

          1. A proposal to approve a U.S. Advisory Agreement among the Fund, Clemente Capital, Inc. and Wilmington Trust Company pursuant to which Wilmington Trust Company will manage the U.S. portion of the Fund's portfolio, which proposal the Board of Directors favors;

          2. To elect Robert J. Christian as a Class II director for a term of two years (expiring in 1999) and until his successor is duly elected and qualified;

          3. To elect Thomas H. Lenagh, Sam Nakagama and G. Peter Schieferdecker as Class III directors for terms of three years (expiring in 2000) and until their successors are duly elected and qualified;

          4. To ratify the selection by the Board of Directors of Price Waterhouse LLP as the Fund's independent accountants for the year ending December 31, 1997;

          5. To approve or disapprove a shareholder proposal to request the Board of Directors to seriously consider soliciting competitive proposals for a new investment adviser for the Fund, which proposal the Board of Directors opposes; and

          6. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed March 10, 1997 as the record date for the meeting. Only holders of record of the Fund's Common Stock at the close of business on such date will be entitled to notice of, and to vote at, such meeting. The stock transfer books will not be closed.

     A copy of the Fund's Annual Report for the fiscal year ended December 31, 1996 has been previously mailed to stockholders.

                                          By order of the Board of Directors,

                                          William H. Bohnett
                                          Secretary
Dated: April 30, 1997

                                   IMPORTANT

     UNLESS YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED REPLY ENVELOPE. YOUR PROMPT RESPONSE WILL ASSURE A QUORUM AT THE MEETING.

                       CLEMENTE GLOBAL GROWTH FUND, INC.
                              152 WEST 57TH STREET
                            NEW YORK, NEW YORK 10019
                            ------------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 29, 1997
                            ------------------------

                              GENERAL INFORMATION

     The Board of Directors of the Fund solicits the proxies of the holders of the Fund's Common Stock for use at the Annual Meeting of Stockholders (the "Meeting") to be held at Le Parker Meridien, 119 West 56th Street, New York, New York 10019, on May 29, 1997, at 9:00 a.m., New York time, and at any and all adjournments thereof. A form of proxy is enclosed herewith. The Proxy Statement and the form of proxy were first sent to stockholders on April 30, 1997. Any stockholder who executes and delivers a proxy may revoke it by written communication at any time prior to its use or by voting in person at the Annual Meeting.

     The cost of soliciting the proxies will be borne by the Fund. Directors, officers and regular employees of the Fund may solicit proxies by telephone, facsimile or personal interview. In addition, the Fund has engaged the services of Georgeson & Company Inc., a professional proxy solicitation firm, to solicit proxies from its stockholders. The contract between the parties provides for solicitation services at an estimated cost of $20,000, plus expenses. The Fund will, upon request, bear the reasonable expenses of brokers, banks and their nominees who are holders of record of the Fund's shares of Common Stock on the record date, incurred in mailing copies of the Annual Report, this Notice of Meeting and Proxy Statement and the enclosed form of proxy to the beneficial owners of the Fund's shares of Common Stock.

     Only holders of issued and outstanding shares of the Fund's Common Stock of record at the close of business on March 10, 1997 are entitled to notice of, and to vote at, the meeting. Each such holder is entitled to one vote per share of Common Stock so held. The number of shares of Common Stock outstanding on March 10, 1997 was 5,892,400.

     COPIES OF THE FUND'S ANNUAL REPORT ARE AVAILABLE FREE OF CHARGE TO ANY STOCKHOLDER. REPORTS MAY BE ORDERED BY WRITING CLEMENTE CAPITAL, INC., 152 WEST 57TH STREET, NEW YORK, NEW YORK 10019 OR CALLING (800) 937-5449.

                                 PROPOSAL NO. 1

                   APPROVAL OF A NEW U.S. ADVISORY AGREEMENT


     REASONS FOR THE PROPOSAL. Clemente Capital, Inc. ("Clemente Capital" or the "Adviser") has served as the Fund's investment adviser since the Fund's inception in 1987 under an investment advisory agreement dated June 19, 1987 (the "Fund Advisory Agreement"). Such agreement was approved by the Fund's stockholders on June 19, 1987 and April 27, 1988 and annually by the Fund's Board of Directors, most recently on April 23, 1997. From its inception, the Fund has characterized itself as a "global" fund, which invests in securities of issuers around the world and in the United States, and not an "international" fund which seeks investments only in non-U.S. markets. The distinction is a critical one since, if a fund seeks to maintain a portfolio loosely based on the relative capitalizations of the world's equity markets, the U.S. equity market weighs heavily in such a portfolio -- approximately 30% to 40% historically and approximately 45% at the end of 1996. At the time of the Fund's inception, the Board believed Clemente Capital brought a strong global performance record to the Fund.


     More recently, however, while Clemente Capital's performance in international markets has generated competitive returns for the Fund, the Fund's portfolio has generally been underweighted in U.S. securities relative to the Fund's benchmark index. Consequently, in a period of strongly rising U.S. equity prices, the Fund has underperformed in the last three years.

     In the last year, the Board and the Adviser have explored various alternatives to address this underperformance while preserving the benefits of Clemente Capital's expertise and its contract with the Fund. In this regard, the Board has noted that the Fund Advisory Agreement is highly favorable to stockholders on a cost of advisory services basis, in that the Adviser's compensation is tied to the Fund's performance versus that of the FT-Actuaries World Index, its benchmark, on a rolling three-year basis. The Board believes that the advisory fees paid by the Fund have ranked among the lowest in the relevant statistical peer group, according to Lipper Analytical Services, Inc. While improving the Fund's recent performance has been the Board's paramount concern, the Board continues to believe that Clemente Capital has the expertise and demonstrated capacity in global markets that are crucial to achievement of the Fund's investment objective of long-term capital appreciation through investing in global growth stocks.


     During 1996, Wilmington Trust Company ("Wilmington Trust") purchased a 24.9% stake in Clemente Capital and an affiliate of Wilmington Trust was subsequently hired as the Fund's administrator. Wilmington Trust currently has a total of approximately $100 billion in assets under trust, custody and investment management and ranks as the eighth largest personal trust company in the United States. Wilmington Trust has been in the asset management business for over 90 years and acts as the investment adviser to the Rodney Square family of registered funds. Significantly, Wilmington Trust predominantly focuses on investment in U.S. securities and has extensive research capabilities in U.S. stocks. After being approached by Clemente Capital and by the Board of Directors, Wilmington Trust expressed a willingness to act as the investment adviser with respect to the U.S. portion of the Fund's portfolio in return for a portion of the existing advisory fee charged by Clemente Capital to the Fund under the Fund Advisory Agreement.


     At a meeting held April 1, 1997, the Board of Directors, including a majority of the "disinterested" directors within the meaning of the Investment Company Act of 1940 (the "1940 Act"), reviewed and approved the proposed U.S. Advisory Agreement, a copy of which is attached hereto as Exhibit A, by and among the Fund, Clemente Capital and Wilmington Trust (the "New Agreement") and voted to submit the New Agreement to the Fund's stockholders for their approval. In connection with their consideration, the Board of Directors considered: (1) the underperformance of the Fund in recent years; (2) the expertise of

Clemente Capital in international equity markets; (3) the capacity and experience of Wilmington Trust in the U.S. equity markets; (4) the fact that investment advisory fees payable by the Fund's stockholders under the Fund Advisory Agreement would remain unchanged by the New Agreement and the fact that such fees rank among the lowest in the Fund's relevant peer group; and (5) the importance of an effective investment program with respect to U.S. equity markets for a global fund. The Directors also conducted a review of various documents, reports and other materials submitted to them by Clemente Capital and Wilmington Trust and information from independent sources such as Lipper Analytical Services, Inc.

     TERMS OF THE AGREEMENT. The New Agreement provides that, subject to the supervision of the Board of Directors, Wilmington Trust will assist Clemente Capital in providing a continuous investment program for the U.S. portion of the Fund's portfolio (the "U.S. Portfolio"), including research and selection with respect to all U.S. securities, investments and cash equivalents. Securities of any company whose primary trading market is located in the United States are eligible for inclusion in the U.S. Portfolio. Pursuant to the New Agreement, Wilmington Trust: (a) will determine from time to time what securities and other investments will be purchased, retained or sold for the U.S. Portfolio; (b) will manage in consultation with the Adviser the U.S. Portfolio's temporary investments in securities; (c) will place orders pursuant to its investment determinations for the U.S. Portfolio, at its option either directly or through the Adviser, and either directly with the issuer or with any broker or dealer;
(d) will not purchase shares of the Fund for itself or for accounts with respect to which it exercises sole investment discretion in connection with such transactions except as permitted by the Fund's Board of Directors; (e) will consult with the Adviser on a continuous basis as to the portion of the Fund's total assets which shall be invested in the U.S. Portfolio; (f) will attend regular business and investment-related meetings with the Fund's Board of Directors and the Adviser if requested to do so by the Fund and/or the Adviser; and (g) will maintain books and records with respect to the securities transactions for the U.S. Portfolio, furnish to the Adviser and the Fund's Board of Directors such periodic and special reports as they may request with respect to the U.S. Portfolio, and provide in advance to the Adviser all reports to the Board of Directors for examination and review within a reasonable time prior to the Fund's Board meetings.


     Should the New Agreement be approved, the parties have expressed to the Board their intention to increase over time the U.S. portion of the Fund's portfolio to a range of between 30% and 40% of the total portfolio, subject to market conditions. Such a range more nearly matches the U.S. weighting in the FT-Index, the Fund's benchmark as defined below. The New Agreement requires that the U.S. Adviser consult with Clemente Capital on a continuous basis as to the portion of the Fund's total assets which shall be invested in the U.S. Portfolio, though there is no required range.


     THE MAXIMUM ADVISORY FEES PAYABLE BY THE FUND WILL NOT CHANGE AS A RESULT OF APPROVAL OF THE NEW AGREEMENT. The annual advisory fee rate payable by the Fund to Clemente Capital under the Fund Advisory Agreement is comprised of a basic fee of 1% (on an annual basis) of the month-end net assets of the Fund, that is subject to adjustment to a maximum of 1.5% (on an annual basis) and a minimum of .5% (on an annual basis) based upon the performance of the Fund relative to the FT-Actuaries World Index (the "FT Index") on a rolling 36-month basis. Under the New Agreement, Wilmington Trust is entitled to be paid by the Adviser 25% of the fees payable to the Adviser under the Fund Advisory Agreement. The advisory fees payable by Clemente Capital to Wilmington Trust under the New Agreement are the responsibility of Clemente Capital and do not represent an additional charge to the Fund.

     The aggregate investment advisory fees paid under the Fund Advisory Agreement for the fiscal year ended December 31, 1996 were $319,763, and the corresponding effective rate of the advisory fees paid by the Fund during the fiscal year ended December 31, 1996 was .50% of the Fund's month-end net assets. If the

New Agreement had been in effect during the Fund's fiscal year ended December 31, 1996, Wilmington Trust would have earned $79,440 in fees and Clemente Capital's compensation would have been reduced to $240,323 (a total of $319,763).

     The New Agreement provides that Wilmington Trust will pay all expenses incurred by it in connection with its activities under the New Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund. The New Agreement also provides that Wilmington Trust will exercise due care and diligence and use the same skill and care in providing services under the New Agreement as it uses in providing services to other investment companies and accounts it manages, but that Wilmington Trust shall not be liable for any action taken or omitted by it in the absence of bad faith, willful misconduct, gross negligence or reckless disregard of its duties.


     Under the New Agreement, Wilmington Trust agrees that either Clemente Capital or itself, at its option, will place orders for the purchase and sale of portfolio securities for the U.S. Portfolio and will solicit broker-dealers to execute transactions in accordance with the Fund's policies and restrictions regarding brokerage allocations. Should Wilmington Trust be responsible for executing portfolio transactions and selecting brokers or dealers, it will use its reasonable best efforts to seek the most favorable execution of orders, after taking into consideration all factors that Wilmington Trust deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with their obligation, Wilmington Trust may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers that provide brokerage and/or research services. These brokerage and/or research services might consist of reports and statistics on specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Commissions paid to brokers or dealers providing these services may be higher than those which other qualified brokers or dealers would charge for effecting the same transactions, provided that Wilmington Trust determines in good faith that such commissions are reasonable in relation to the value of the brokerage and/or research services provided by such broker or dealer, viewed in terms of either a particular transaction or Wilmington Trust's overall responsibility to the Fund.


     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Clemente Capital and Wilmington Trust, and does not reduce the advisory fees payable to Clemente Capital by the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which Clemente Capital or Wilmington Trust exercises investment discretion. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other investment companies or accounts.

     Investment decisions for the Fund and for other investment accounts managed by Wilmington Trust will be made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then allocated in a manner believed by Wilmington Trust to be equitable to each such account. To the extent permitted by law, Wilmington Trust may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. Fund securities will not be purchased from or sold to Wilmington Trust or any affiliated person thereof, except as permitted by law.

     If ratified and approved by the stockholders of the Fund, the New Agreement will continue in effect until May 29, 1999. Thereafter, the New Agreement will continue in effect with respect to the Fund for successive annual periods, provided that its continuance is approved at least annually (a) by the vote of a majority of those members of the Board of Directors who are not "interested persons" (as that term is defined by the 1940 Act) of any party to the New Agreement cast in person at a meeting called for the purpose of voting on such approval and (b) by the whole Board of Directors, or by vote of a "majority of the outstanding shares" of the Fund (as such term is defined by the 1940 Act as set forth below).

     The New Agreement provides that it will terminate automatically in the event of its "assignment" (as that term is defined by the 1940 Act). The New Agreement also provides that it is terminable without penalty by the Fund (by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding shares of the Fund) or by Clemente Capital or Wilmington Trust on 60 days' written notice.

     The approval of the New Agreement requires the affirmative vote of the holders of a "majority of the outstanding shares" of the Fund (as defined by the 1940 Act), which means the lesser of (i) the holders of 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund.

                 THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT
                   STOCKHOLDERS VOTE "FOR" THE NEW AGREEMENT

                             PROPOSAL NOS. 2 AND 3

                             ELECTION OF DIRECTORS

     The Board of Directors is divided into three classes in accordance with the Fund's Charter and By-Laws. The class of directors (Class III) whose term will expire at the 1997 Annual Meeting consists of three present directors: Thomas H. Lenagh, Sam Nakagama and G. Peter Schieferdecker, who are each nominated for election for a term of three years and until their successors are duly elected and qualified.


     In addition, Robert J. Christian of Wilmington Trust Company, the Fund's proposed U.S. Adviser, is nominated as a Class II director for a term to expire at the 1999 Annual Meeting and until his successor is duly elected and qualified. The Board of Directors believes that the addition of Mr. Christian, Chief Investment Officer of Wilmington Trust Company, will be of significant benefit to the Fund as he brings over 20 years of investment experience. Mr. Christian is also a director of Rodney Square Management Corporation, the Fund's administrator, and a director of The Rodney Square family of mutual funds.


     Each of the Class III nominees is currently a director and has served since the commencement of the Fund's operations. Each nominee has consented to serve as a director of the Fund if elected. In the event that any of the nominees should become unavailable for election for any presently unforeseen reason, the persons named in the form of proxy will vote for any nominee who shall be designated by the present Board of Directors. Directors shall be elected by a plurality of the shares voting at the Meeting.

     The information set forth below as to the ages and principal occupations of these nominees and the other members of the Board of Directors, and the number of shares of Common Stock of the Fund beneficially owned by them, directly or indirectly, has been furnished to the Fund by such nominees or directors.

                       NOMINEE WHOSE TERM EXPIRES IN 1999

                                   (CLASS II)

                                                                                          NUMBER AND
                                                                                        PERCENTAGE (IF
                                                                                          OVER 1%) OF
                                                                                           SHARES OF
                                                                                         COMMON STOCK
                                                                                         BENEFICIALLY
                                                                                          OWNED AS OF
     NAME AND ADDRESS         AGE      PRINCIPAL OCCUPATION DURING PAST FIVE YEARS      MARCH 10, 1997
--------------------------    ----    ----------------------------------------------    ---------------
*Robert J. Christian           48     Director of the Fund since April 1, 1997;                  0
                                      Chief Investment Officer of Wilmington Trust
                                      Company and Chairman and Director of Rodney
                                      Square Management Corp. since February 1996;
                                      Chairman and Director of PNC Equity Advisors
                                      Company and Director, President and Chief
                                      Investment Officer of PNC Asset Management
                                      Group, Inc. from September 1994 through
                                      February 1996; Director of Provident Capital
                                      Management, Inc. from December 1993 through
                                      February 1996; Chief Investment Officer of PNC
                                      Bank, N.A. from October 1992 through February
                                      1996; Director of Investment Strategy of PNC
                                      Bank, N.A. from April 1989 through October
                                      1992; Director of The Rodney Square Fund, The
                                      Rodney Square Tax-Exempt Fund, The Rodney
                                      Square Strategic Income Fund and The Rodney
                                      Square Multi- Manager Fund.

                      NOMINEES WHOSE TERMS EXPIRE IN 1997
                                  (CLASS III)


                                                                                          NUMBER AND
                                                                                        PERCENTAGE (IF
                                                                                          OVER 1%) OF
                                                                                           SHARES OF
                                                                                         COMMON STOCK
                                                                                         BENEFICIALLY
                                                                                          OWNED AS OF
     NAME AND ADDRESS         AGE      PRINCIPAL OCCUPATION DURING PAST FIVE YEARS      MARCH 10, 1997
--------------------------    ----    ----------------------------------------------    ---------------
*Thomas H. Lenagh              76     Director of the Fund since June 1987;                  1,000
 Greenwich Office Park #6             independent financial adviser since 1984;
 Greenwich, CT 06830                  Director of CML Group, Inc., Gintel Fund,
                                      Adams Express, Irvine Sensors, Inc., ICN
                                      Pharmaceuticals, Franklin Quest and V-Band
                                      Corp.
 Sam Nakagama                  71     Director of the Fund since June 1987; Chairman         1,000(2)
 1650 Route 35                        and Chief Economist at Nakagama & Wallace Inc.
 Middletown, NJ 07748                 (now Nakagama & Company) since February 1983.
 G. Peter Schieferdecker       72     Director of the Fund since June 1987;                  3,000
 15 Pilot Rock Lane                   Executive Vice President and Treasurer of the
 Riverside, CT 06878                  Fund from June 1987 through December 1989;
                                      President and Chief Operating Officer of
                                      Clemente Capital, Inc. from March 1986 through
                                      December 1988.

                      DIRECTORS WHOSE TERMS EXPIRE IN 1998
                                   (CLASS I)

                                                                                      NUMBER AND
                                                                                      PERCENTAGE
                                                                                         (IF
                                                                                     OVER 1%) OF
                                                                                      SHARES OF
                                                                                     COMMON STOCK
                                                                                     BENEFICIALLY
                                                                                     OWNED AS OF
                                         PRINCIPAL OCCUPATION DURING PAST FIVE        MARCH 10,
     NAME AND ADDRESS          AGE                       YEARS                           1997
---------------------------    ---     ------------------------------------------    ------------
*Lilia C. Clemente             56      Chairman and Director of the Fund since           1,000(1)
152 West 57th Street                   June, 1987; Chairman and Chief Executive
New York, NY 10019                     Officer of Clemente Capital, Inc. since
                                       1986; Director of The First Philippine
                                       Fund Inc. and Philippine Strategic
                                       Investment (Holdings) Limited.
Robert B. Oxnam                54      Director of the Fund since June 1987;               500
630 Fifth Avenue                       Senior Advisor, Bessemer Securities
New York, NY 10111                     Corporation since November 1992;
                                       President, The Asia Society Inc., a
                                       non-profit, non-political educational
                                       institution, from 1981 through 1992;
                                       Director of The First Philippine Fund Inc.
Baron J.G.A. Sirtema           71      Director of the Fund since June 1987;               500
  van Grovestins                       Retired since September 1988; Chief
Middenduinendaalseweg 25               General Manager of Algemene Bank Nederland
2061 AP Bloemendaal                    N.V. from 1975 to September 1988.
The Netherlands

                      DIRECTORS WHOSE TERMS EXPIRE IN 1999

                                   (CLASS II)



Adrian C. Cassidy              81      Director of the Fund since June 1987;             1,000
71 Selby Lane                          Marketing Consultant to Discount
Atherton, CA 94027                     Corporation of New York Advisers from
                                       April 1985 through 1989; Director of
                                       Datron Systems, Inc. and The First
                                       Philippine Fund Inc.
*Leopoldo M. Clemente, Jr.     58      President and Director of the Fund since          1,000(1)
152 West 57th Street                   June 1987; President and Chief Investment
New York, NY 10019                     Officer of Clemente Capital, Inc. since
                                       January 1989; Director of The First
                                       Philippine Fund Inc. and Philippine
                                       Strategic Investment (Holdings) Limited.
All Directors and Officers                                                               9,000
as a Group (11 persons)

-----------------
(1) Lilia C. Clemente and Leopoldo M. Clemente, Jr. are husband and wife.

(2) Mr. Nakagama holds his shares jointly with his wife.

 - "Interested Person" of the Fund, as defined in the Investment Company Act of 1940, as amended, by reason of such person's positions with the Fund, the Adviser or the proposed U.S. Adviser.

     In addition to Mr. and Mrs. Clemente, William H. Bohnett and Thomas J. Prapas serve as executive officers of the Fund, as set forth below. Each of the executive officers serves at the pleasure of the Board of Directors.


      NAME AND ADDRESS        AGE           PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
----------------------------  ---     --------------------------------------------------------
William H. Bohnett            48      Secretary of the Fund since June 1987; Partner of the
666 Fifth Avenue                      law firm of Fulbright & Jaworski L.L.P. since February
New York, NY 10103                    1991.
Thomas J. Prapas              58      Treasurer of the Fund since January 1990; Portfolio
152 West 57th Street                  Manager of the Fund effective April 30, 1997; Economist
New York, NY 10019                    and Managing Director at Clemente Capital, Inc. since
                                      June 1986.


     The Board of Directors of the Fund held four regular meetings during 1996. All directors attended at least 75% of such meetings. The Audit Committee, presently consisting of Messrs. Schieferdecker, Nakagama and Oxnam, met once during 1996. The purpose of the Audit Committee is to advise the full Board with respect to accounting, auditing and financial matters affecting the Fund.

     Directors who are not affiliated with Clemente Capital, Inc. (the "Adviser") or Wilmington Trust Company, the proposed U.S. Adviser, receive an annual stipend of $8,000 for serving on the Board and its committees, an additional $500 for each Board meeting which they attend and reimbursement for out-of-pocket expenses in connection with their attendance at directors' meetings. The Fund does not pay any pension or other benefits to its directors. For the fiscal year ended December 31, 1996, the following table sets forth compensation received by the Fund's directors from the Fund and The First Philippine Fund Inc., a registered closed-end investment company for which Clemente Capital, Inc., acts as investment adviser.

                                                                              TOTAL COMPENSATION FROM
                                                            COMPENSATION      THE FUND AND THE FIRST
                     NAME OF DIRECTOR                       FROM THE FUND      PHILIPPINE FUND INC.
----------------------------------------------------------  -------------     -----------------------
Leopoldo M. Clemente, Jr..................................           0                      0
Sam Nakagama..............................................     $10,000                $10,000
Adrian C. Cassidy.........................................      10,000                 20,000
G. Peter Schieferdecker...................................      10,000                 10,000
Thomas H. Lenagh..........................................      10,000                 10,000
Lilia C. Clemente.........................................           0                      0
Baron J.G.A. Sirtema van Grovestins.......................      10,000                 10,000
Robert B. Oxnam...........................................      10,500                 20,500

     The Adviser, which pays the compensation and certain expenses of its personnel who serve as directors and officers of the Fund, receives an investment advisory fee.

     Fulbright & Jaworski L.L.P., of which William H. Bohnett, the Secretary of the Fund, is a partner, acts as legal counsel to the Fund.

                 THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT
               STOCKHOLDERS VOTE "FOR" THE ELECTION OF DIRECTORS
                        PURSUANT TO PROPOSAL NOS. 2 & 3

                                 PROPOSAL NO. 4

                        RATIFICATION OF THE SELECTION OF
                            INDEPENDENT ACCOUNTANTS

     By vote of the Board of Directors, including the vote of the non-interested Directors, the firm of Price Waterhouse LLP has been selected as the Fund's independent accountants for the year ending December 31, 1997. Such selection is being submitted to the stockholders for ratification. The employment of Price Waterhouse LLP is conditioned on the right of the Fund, by majority vote of its stockholders, to terminate such employment. Price Waterhouse LLP has acted as the Fund's independent accountants from its inception through December 31, 1996.

     The services to be provided by the Fund's independent accountants include examination of the Fund's annual financial statements and limited review of its unaudited quarterly statements, assistance and consultation in connection with Securities and Exchange Commission and New York Stock Exchange filings, and preparation of the Fund's annual federal and state income tax returns.

     A representative of Price Waterhouse LLP is expected to be present at the meeting and will have the opportunity to make a statement if he or she so desires. This representative will also be available to respond to appropriate questions.

     Proposal No. 4 requires the affirmative vote of a majority of shares voting at the Meeting for passage.

                 THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT
               STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF PRICE
              WATERHOUSE LLP AS THE FUND'S INDEPENDENT ACCOUNTANTS

                                 PROPOSAL NO. 5

                              SHAREHOLDER PROPOSAL


     A shareholder has submitted the following proposal for inclusion in this Proxy Statement. Such shareholder claims beneficial ownership of 1,501 shares of Common Stock. The Fund will provide the name and address of the proposing shareholder to any shareholder of the Fund who so requests such information by written or oral request to Lilia C. Clemente at Clemente Global Growth Fund, Inc., 152 West 57th Street, New York, New York 10019, telephone number 212-765-0700.


          RESOLVED: It is requested that, as soon as practicable, the Board shall seriously consider soliciting competitive proposals for a new investment advisor for the Fund.

     The shareholder has requested that the following statement be included in the Proxy Statement in support of the proposal:

     The Fund's objective is long term capital appreciation. Clemente Capital Inc. ("Clemente"), the current investment advisor has had more than nine years at the helm to prove that it is up to the task. However, despite an excellent investment climate over that time period, the Fund's performance has been disappointing. From its inception on July 1, 1987 through September 30, 1996, the Fund's market return has averaged less than 3% per year. According to Lipper, the Fund's annualized market returns for the one-year, three-year and five-year periods ending September 30, 1996 were 7.5%, 1.2% and 5.4%, respectively.

     In its July 26, 1996 report, Morningstar summed up the Fund's track record as follows: "CLM's year-to-date return is more than four percentage points behind the . . .average [return of 180 open-end world stock funds]. Nor is this underperformance an isolated incident. The Fund's trailing five-year return also lands near the bottom of the open-end group, in addition to lagging the [MSCI World] index." Because of this underperformance, the Fund's shares on October 19, 1996 were trading at a discount of 24.8% to their net asset value, the largest discount of any closed-end fund listed on the New York Stock Exchange.

     Nine years of underperformance is enough. There are many highly qualified investment advisory firms that can be solicited as potential replacements for Clemente. For example, Putnam Global Growth A Fund, Scudder International Fund, Fidelity Overseas Fund and Templeton Foreign I Fund are open-end funds with average annual returns for the ten-year period ending September 30, 1996 of 10.69%, 10.30%, 13.09% and 15.18%, respectively. Proposals can be solicited from their investment advisors or from other investment advisors with good track records.

     To summarize, the stockholders of the Fund are entitled to better performance than Clemente has been able to deliver. Therefore, it is time for the Board to assert its independence from Clemente and, in the best interest of shareholders, seek a new investment advisor for the Fund. We recommend that the Board solicit competitive proposals from the best investment advisory firms that the Board can find, that it evaluate these proposals based upon investment performance and proposed fees and any other factors the Board deems appropriate and relevant, and that it enter into an investment advisory contract with the winning firm.

THE BOARD OF DIRECTORS' POSITION ON THE SHAREHOLDER PROPOSAL

     The Fund's Board of Directors votes annually on whether to renew the Fund's advisory contract with Clemente Capital. To do so, the Board receives and reviews extensive documentation, including comparative performance and fee information for other advisers managing registered investment companies having investment objectives and policies similar to that of the Fund. In that regard, the Board is cognizant that the existing contract with Clemente Capital, which provides for a fee based on the Fund's performance relative to that of the FT-Actuaries World Index on a rolling three year basis, is highly unusual. Very few funds have such a performance fee to the Board's knowledge and none of the more than 30 funds with which the Fund is directly compared each year by the Board have such an arrangement. The fact that the Fund's existing contract aligns the Adviser's compensation with the interests of the Fund's shareholders in maximizing performance in a way that few other contracts do has been an important part of the Board's deliberations on renewal.


     In addition to studying quantitative data, the Board looks at a wide variety of qualitative factors in its annual review. Among other factors, the Board considers the experience and expertise of the investment personnel of the Adviser and the investment research techniques used by, and coverage of, the Adviser. All of these are deemed to be important in forming a collective judgment. Three year performance statistics, while disappointing and of significant concern to the Board, are put in a wider context of evaluating an adviser which produced exceptional total investment returns (as stated in the Fund's annual reports) for the Fund in 1993 (up 53.55%) and 1989 (up 39.39%), and which has widely recognized expertise in global markets investing. Also, the Fund's recent performance has been stronger, with the Fund's NAV up 5.5% in 1997 through April 24, compared with a rise of 0.2% for the FT-Index. The Board believes it must look at the totality of the circumstances in the exercise of its fiduciary duties, which is what any fund board must do. No board, consistent with its fiduciary duty, can choose to focus only on a few highly changeable statistics as the basis for a decision which must be premised on the balancing of numerous quantitative and qualitative criteria.



     As outlined above and in Proposal No. 1, the Board began a process a year ago which has now involved seven full Board meetings in the last twelve months, to exhaustively analyze the performance of Clemente Capital to the Fund. What has resulted is a recommendation to add Wilmington Trust as the U.S. Adviser, while preserving the global markets expertise of Clemente Capital and an advisory contract that the Board believes is highly favorable to shareholders on a cost of advisory services basis. The Board believes this course of action has the highest probability of achieving a sustained improvement in investment performance and is far superior to the uncertainties of a process which might lead to the approval of an adviser unfamiliar with the Fund's portfolio and a contract markedly less advantageous to shareholders. For the foregoing reasons, the Board of Directors opposes Proposal No. 5.


     Proposal No. 5 requires the affirmative vote of a majority of shares voting at the Meeting for passage.

                 THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS

                         VOTE "AGAINST" PROPOSAL NO. 5

               THE INVESTMENT ADVISER, THE PROPOSED U.S. ADVISER
                             AND THE ADMINISTRATOR

THE INVESTMENT ADVISER

     Clemente Capital, Inc., the Fund's investment adviser, has its principal office at 152 West 57th Street, New York, New York 10019. Lilia C. Clemente, Chairman and Director of the Fund, is Chairman, Chief Executive Officer and a Director of the Adviser. Leopoldo M. Clemente, Jr., President and Director of the Fund, is President, Chief Investment Officer and a Director of the Adviser. In addition to Mr. and Mrs. Clemente, the Adviser's Directors are: Salvador Diaz-Verson, Jr., President of Diaz-Verson Capital Investments, Inc., an investment advisory firm located in Columbus, Georgia; Robert J. Christian, Chief Investment Officer, Wilmington Trust Company; Irving L. Gartenberg, Esq., general counsel to the Adviser; and Thomas J. Prapas, Managing Director and Chief Economist for the Adviser. Mrs. Clemente owns approximately 60% of the outstanding Common Stock of the Adviser. The address for Mr. and Mrs. Clemente and Mr. Prapas is 152 West 57th Street, New York, New York 10019. The address for Mr. Diaz-Verson is 1200 Brookstone Centre Parkway, Suite 105, Columbus, Georgia 31904; the address for Mr. Christian is 1100 North Market Street, Wilmington, Delaware 19890; and the address for Mr. Gartenberg is 122 East 42nd Street, 46th Floor, New York, New York 10017. Wilmington Trust Company owns 24.9% of the outstanding Common Stock of the Adviser.

THE PROPOSED U.S. ADVISER


     Wilmington Trust Company ("Wilmington Trust") is a Delaware corporation with principal offices at 1100 North Market Street, Wilmington, Delaware 19890. Wilmington Trust is a wholly-owned subsidiary of Wilmington Trust Corporation, 1100 North Market Street, Wilmington, Delaware 19890.


     Ted T. Cecala is the principal executive officer of Wilmington Trust. The name and principal occupation of each director of Wilmington Trust as of April 1, 1997 were as follows:

             NAME OF DIRECTOR                             OCCUPATION
        ---------------------------  -----------------------------------------------------
        Ted T. Cecala..............  Chief Executive Officer and Chairman of the Board of
                                     Wilmington Trust
        Andrew B. Kirkpatrick......  Of counsel to the law firm of Morris, Nichols, Arsht and Tunnell
        David P. Roselle...........  President of the University of Delaware
        Mary Jornlin-Theisen.......  Civic leader
        Charles S. Crompton, Jr....  Partner of the law firm of Potter, Anderson & Corroon
        Edward B. du Pont..........  Private investor
        Stacey J. Mobley...........  Senior Vice President, external affairs, E.I. Du Pont de Nemours and Company
        Carolyn S. Burger..........  Principal of CB Associates, Inc., a consulting firm
        Robert V.A. Harra, Jr......  President, Chief Operating Officer and Treasurer of
                                     Wilmington Trust
        Leonard W. Quill...........  Retired
        Richard R. Collins.........  Chairman of Collins, Inc, a consulting firm

             NAME OF DIRECTOR                             OCCUPATION
        ---------------------------  -----------------------------------------------------
        Hugh E. Miller.............  Retired
        Thomas P. Sweeney..........  Partner of the law firm of Richards, Layton & Finger
        Robert H. Bolling, Jr......  Retired
        H. Stewart Dunn, Jr........  Partner of the law firm of Ivins, Phillips & Barker
        R. Keith Elliot............  Chairman of the Board and Chief Executive Officer of
                                     Hercules Incorporated
        Bernard J. Taylor, II......  Retired
        Robert C. Forney...........  Retired
        Rex L. Mears...............  President of Ray S. Mears and Sons, Inc.
        Robert W. Tunnell, Jr......  Managing Partner of the law firm of Tunnell
                                     Companies, L.P.

     All of the above persons may be reached c/o Wilmington Trust, 1100 North Market Street, Wilmington, Delaware 19890.

THE ADMINISTRATOR


     Rodney Square Management Corporation, a wholly owned subsidiary of Wilmington Trust, is the Fund's administrator (the "Administrator") and has its principal office at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890. Pursuant to the Fund's Administration and Accounting Services Agreement, for rendering administrative and accounting services, the Administrator is paid a fee at an annual rate of .15% on the first $100 million in assets, .08% on the next $200 million in assets and .06% on any assets in excess of $300 million of the Fund's average net assets, subject to a minimum fee of $65,000 annually.


                                 MISCELLANEOUS

     As of the date of this Proxy Statement, management does not know of any other matters that will come before the meeting. In the event that any other matter properly comes before the meeting, the persons named in the enclosed form of proxy intend to vote all proxies in accordance with their best judgment on such matters.

     All shares represented by proxies sent to the Fund to be voted at the Annual Meeting will be voted if received prior to the meeting. Votes shall be tabulated by the Fund's transfer agent. Abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining votes cast on an issue. Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote the shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions. Abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of each proposal.

     QUORUM. A quorum is constituted with respect to the Fund by the presence in person or by proxy of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions, but not broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), will be treated as shares that are present at the Meeting but which have not been voted.

     In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve either of the proposals are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR either proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST both proposals against any adjournment.

                             ADDITIONAL INFORMATION

     Wilmington Trust or its affiliate, Rodney Square Management Corp. ("RSMC"), also serves as the adviser to the following registered investment companies:

                                                  APPROXIMATE NET
                              NAME OF              ASSETS AS OF               ANNUAL RATE OF
 INVESTMENT ADVISER      INVESTMENT COMPANY        APRIL 1, 1997               COMPENSATION
---------------------   --------------------      ---------------       --------------------------
RSMC                    Rodney Square Fund        $ 1,355,015,301       47 basis points (.47%)
RSMC                    Rodney Square                 290,258,080       47 basis points (.47%)
                        Tax Exempt Fund
Wilmington Trust        Rodney Square                  47,749,811       50 basis points (.50%)
                        Strategic Fixed-
                        Income Fund
RSMC                    Rodney Square Multi-           71,943,228       100 basis points (1.0%)
                        Manager Fund                                    of which 50 basis points
                                                                        (.50%) are paid to
                                                                        (unaffiliated)
                                                                        sub-advisers
RSMC (serves as         Emerald Funds Tax             162,327,296       15 basis points (.15%)
sub-adviser)            Exempt Portfolio

     As of January 15, 1997, LTB Trust, 6620 W. Broad Street, Richmond, Virginia 23230 owned approximately 5.3% of the outstanding common shares of the Fund. As of such date, no other person owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of the Fund.

                              1998 ANNUAL MEETING


     Stockholder proposals meeting the requirements contained in the proxy rules adopted by the Securities and Exchange Commission may, under certain conditions, be included in the Fund's proxy material for an annual meeting of stockholders. Pursuant to these rules, proposals of stockholders intended to be presented at the Fund's 1998 Annual Meeting of Stockholders must be received by the Fund on or before December 31, 1997 to be considered for inclusion in the Fund's Proxy Statement and form of proxy relating to that Annual Meeting. Receipt by the Fund of a stockholder proposal in a timely manner does not insure the inclusion of such proposal in the Fund's proxy material.



                                          CLEMENTE GLOBAL GROWTH FUND, INC.


                                          WILLIAM H. BOHNETT
                                          Secretary

Dated: April 30, 1997

             PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD NOW

                                                                       EXHIBIT A

                            U.S. ADVISORY AGREEMENT

     AGREEMENT made as of May 29, 1997 between Clemente Capital, Inc., a New York corporation (the "Adviser"), Clemente Global Growth Fund, Inc., a Maryland corporation (the "Fund") and Wilmington Trust Company, a Delaware corporation (the "U.S. Adviser").

     WHEREAS, the Fund is registered as a closed-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");


     WHEREAS, the Adviser has been appointed investment adviser to the Fund, pursuant to an Investment Advisory Agreement dated June 19, 1987, which has been approved by the Fund's shareholders and by the Fund's Board of Directors, most recently on April 23, 1997 (the "Advisory Agreement");


     WHEREAS, the Adviser and the Fund desire to retain the U.S. Adviser to assist in the provision of a continuous investment program for the U.S. portion of the Fund's portfolio (the "U.S. Portfolio") and the U.S. Adviser is willing to do so; and

     WHEREAS, the Board of Directors of the Fund has approved this Agreement, subject to approval by the shareholders of the Fund, and the U.S. Adviser is willing to furnish such services upon the terms and conditions herein set forth;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. Appointment. The Adviser and the Fund hereby appoint the U.S. Adviser to act as adviser to the Fund with respect to the U.S. Portfolio. Intending to be legally bound, the U.S. Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

     2. Advisory Services. Subject to the supervision of the Fund's Board of Directors, the U.S. Adviser will assist the Adviser by providing a continuous investment program for the U.S. Portfolio, including investment research and management with respect to all securities and investments and cash equivalents comprising the U.S. Portfolio. The parties agree that securities of any company whose primary trading market is located in the United States are eligible for inclusion in the U.S. Portfolio. The U.S. Adviser will provide services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Fund's Prospectus and resolutions of the Fund's Board of Directors applicable to the Fund.

     Without limiting the generality of the foregoing, the U.S. Adviser further agrees that it:

          (a) will determine from time to time what securities and other investments will be purchased, retained or sold for the U.S. Portfolio;

          (b) will manage in consultation with the Adviser the U.S. Portfolio's temporary investments in securities, cash and cash equivalents;

          (c) will place orders pursuant to its investment determinations for the U.S. Portfolio either directly with the issuer or with any broker or dealer;

          (d) will consult with the Adviser on a continuous basis as to the portion of the Fund's total assets which shall be invested in the U.S. Portfolio;

          (e) will attend regular business and investment-related meetings with the Fund's Board of Directors and the Adviser if requested to do so by the Fund and/or the Adviser; and

          (f) will maintain books and records with respect to the securities transactions for the U.S. Portfolio, furnish to the Adviser and the Fund's Board of Directors such periodic and special reports as they may request with respect to the U.S. Portfolio, and provide in advance to the Adviser all reports to the Board of Directors for examination and review within a reasonable time prior to the Fund's Board meetings.

     3. Covenants by the U.S. Adviser. The U.S. Adviser agrees with respect to the services provided to the Fund that it:

          (a) will conform with all Rules and Regulations of the Securities and Exchange Commission;

          (b) will telecopy trade information to the Adviser no later than the first business day following the day of the trade and cause broker confirmations to be sent directly to the Adviser and adopt such other trade reporting, settlement and clearance procedures with respect to the Fund as shall be in accordance with the Fund's existing procedures and as mutually agreed by the parties hereto; and

          (c) will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld, and may not be withheld and will be deemed granted where the U.S. Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund).

     4. Services Not Exclusive. The services furnished by the U.S. Adviser hereunder are deemed not to be exclusive, and nothing in this Agreement shall
(i) prevent the U.S. Adviser or any affiliated person (as defined in the 1940
Act) of the U.S. Adviser or any affiliated person of such person from acting as investment adviser or manager for any other person or persons, including other management investment companies or investment vehicles or accounts of any type with investment objectives and policies the same as or similar to those of the Fund or (ii) limit or restrict the U.S. Adviser or any such affiliated person from buying, selling or trading any securities or other investments (including any securities or other investments which the Fund is eligible to buy) for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the U.S. Adviser agrees that it will not undertake any activities which, in its reasonable judgment, will adversely affect the performance of its obligations under this Agreement.

     5. U.S. Portfolio Transactions. Investment decisions for the U.S. Portfolio shall be made by the U.S. Adviser independently from those for any other investment companies and accounts advised or managed by the U.S. Adviser. The U.S. Portfolio and such investment companies and accounts may, however, invest in the same securities. When a purchase or sale of the same security is made at substantially the same time on behalf of the U.S. Portfolio and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the U.S. Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the U.S. Adviser may aggregate the securities to be sold or purchased for the U.S. Portfolio with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.

     Either the Adviser, or at the U.S. Adviser's option, the U.S. Adviser shall place orders for the purchase and sale of portfolio securities for the U.S. Portfolio and will solicit broker-dealers to execute transactions in accordance with the Fund's policies and restrictions regarding brokerage allocations. If applicable, the U.S. Adviser shall place orders pursuant to its investment determinations for the U.S. Portfolio either directly with the issuer or with any broker or dealer. If it executes portfolio transactions and selects brokers or dealers, the U.S. Adviser shall use its reasonable best efforts to seek the most favorable execution of orders, after taking into account all factors the U.S. Adviser deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, the U.S. Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and/or research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the U.S. Portfolio of the Fund and/or other accounts over which the U.S. Adviser or any of its affiliates exercises investment discretion. The U.S. Adviser is authorized to pay to a broker or dealer who provides such brokerage and/or research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the U.S. Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and/or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the U.S. Adviser's overall responsibilities to the Fund. In no instance will portfolio securities be purchased from or sold to the Adviser or the U.S. Adviser or any affiliated person of either thereof, except as permitted by Rules and Regulations of the Securities and Exchange Commission.

     6. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the U.S. Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The U.S. Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     7. Expenses. During the term of this Agreement, the U.S. Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund. Nothing herein, however, shall be deemed to require the U.S. Adviser to pay any expenses of the Fund or the Adviser.

     8. Compensation. For the services provided and the expenses assumed with respect to the U.S. Portfolio pursuant to this Agreement, the U.S. Adviser will be entitled to a fee, computed monthly, from the Adviser equal to 25% of the fees received by the Adviser from the Fund pursuant to the Advisory Agreement.

     9. Standard of Care; Limitation of Liability. The U.S. Adviser shall exercise due care and diligence and use the same skill and care in providing its services hereunder as it uses in providing services to other investment companies, accounts and customers, but shall not be liable for any action taken or omitted by the U.S. Adviser in the absence of bad faith, willful misconduct, gross negligence or reckless disregard of its duties.

     10. Reference to the U.S. Adviser. Neither the Adviser nor any affiliate or agent of it shall make reference to or use the name of the U.S. Adviser or any of its affiliates, or any of their clients, except references concerning the identity of and services provided by the U.S. Adviser to the Fund, which references shall not differ in substance from those included in the most recent proxy statement or annual report of the Fund, or the Fund's current registration statement, this Agreement and the Advisory Agreement between the Adviser and the Fund, in any advertising or promotional materials without the prior approval of the U.S. Adviser, which approval shall not be unreasonably withheld or delayed. The Adviser hereby agrees to make all reasonable efforts to cause the Fund and any affiliate thereof to satisfy the foregoing obligation.

     11. Duration and Termination. Unless sooner terminated, this Agreement shall continue until May 29, 1999, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Fund's Board of Directors or the vote of a "majority of the outstanding voting securities of the Fund," defined as the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund, provided that in either event its continuance also is approved by a majority of the Fund's Directors who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable at any time without penalty, on 60 days' notice, by the Fund's Board of Directors, by the Adviser or by the U.S. Adviser or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     12. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by the vote of the holders of a majority of the outstanding voting securities of the Fund and by the Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Adviser or the U.S. Adviser, cast in person at a meeting called for the purpose of voting on such approval.

     13. Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

           To the U.S. Adviser at:

               1100 North Market Street
               Wilmington, Delaware 19890
               Attention: Robert J. Christian

           To the Adviser at:

               152 West 57th Street
               New York, New York 10019

           To the Fund at:

               152 West 57th Street
               New York, New York 10019

           with a copy to:

               William H. Bohnett
               Fulbright & Jaworski L.L.P.
               666 Fifth Avenue
               New York, New York 10103

     14. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by New York law.

     15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          CLEMENTE GLOBAL GROWTH FUND, INC.

                                          By:
                                          --------------------------------------
                                            Name:
                                            Title:

                                          CLEMENTE CAPITAL, INC.

                                          By:
                                          --------------------------------------
                                            Name:
                                            Title:

                                          WILMINGTON TRUST COMPANY

                                          By:
                                          --------------------------------------
                                            Name:
                                            Title:

                                   IMPORTANT



1.   Be sure to vote on the WHITE proxy card.



2. If any of your shares are held in the name of a bank, broker or other nominee, please contact the party responsible for your account and instruct them to vote on the WHITE proxy card "FOR" the advisory agreement proposal with Wilmington Trust Company, "FOR" the Clemente Global Growth Fund Board nominees, and "AGAINST" the shareholder proposal.



If you have any comments or questions please feel free to call Georgeson & Company, the firm assisting us in the solicitation of proxies, at (800) 223-2064. Banks and brokers, please call (800) 445-1790.

                       [CLEMENTE GLOBAL GROWTH FUND LOGO]

                                                                  April 30, 1997

                            A Q&A WITH LILIA CLEMENTE


1. LILIA, COULD YOU TELL CLEMENTE GLOBAL GROWTH FUND SHAREHOLDERS ABOUT WILMINGTON TRUST COMPANY?

         Wilmington Trust currently has a total of approximately $100 billion in assets under trust, custody and investment management and ranks as the eighth largest personal trust company in the United States. Wilmington Trust has been in the asset management business for over 90 years and acts as the investment adviser to the Rodney Square family of mutual funds. Significantly, Wilmington Trust predominantly focuses on investment in U.S. securities and has extensive research capabilities in U.S. stocks.

2. PLEASE TELL US ABOUT THE RELATIONSHIP BETWEEN WILMINGTON TRUST AND CLEMENTE CAPITAL, INC. ("CCI")?

         The two companies have worked together since 1987 when CCI was hired as an adviser for a Wilmington Trust international equity portfolio. In April 1996, Wilmington Trust acquired a 24.9% interest in CCI and became a strategic partner providing CCI with financial, business, and marketing support, and gaining, in return, international expertise.

3.       WHAT IS THE NEW RELATIONSHIP BEING PROPOSED IN THE PROXY STATEMENT?

         We are proposing that Wilmington Trust become the U.S. Adviser to Clemente Global Growth Fund (the "Fund"), while Clemente Capital continues to select the international investments for the Fund.

4.       HOW WILL THIS NEW STRUCTURE BENEFIT THE FUND?

         The new structure will add to the overall investment management process the extensive resources possessed by Wilmington for investing in the U.S. market. A major cause of the Fund's recent underperformance has been the significant underweighting of the U.S. market, given CCI's limited coverage of that market. This source of underperformance should come to an end.

5. WILL THIS NEW STRUCTURE AFFECT THE OVERALL INVESTMENT MANAGEMENT PROCESS IN OTHER WAYS?

         Country allocation decisions will benefit from the unique perspective of each firm; infrastructure improvements, in both hardware and software, will make possible the development of screening and quantitative tools that maximize the investment strengths of the two firms. Stock selection will remain focused on strict criteria for growth and fundamental company analysis, but the number of critical perspectives will grow as the overall team includes more analysts and greater sector coverage.

6.       WHAT PROMPTED THIS RECOMMENDATION BY THE FUND'S BOARD OF DIRECTORS?

         The Board is determined to turn around a Fund performance which has been hurt, in the past couple of years, by CCI not taking full advantage of a U.S. bull market, and by volatility in the emerging markets, which represent one of CCI's traditional sources of strength. Wilmington Trust's investment resources and technology are now available to CCI, along with a rigorous and extensive research process. With U.S. investments now easier to come by, the combined team can adopt a more cautious view toward emerging markets, when risks seem high relative to expected rewards.

7. WHEN CAN INVESTORS IN THE FUND EXPECT THESE CHANGES TO HAVE AN IMPACT ON PERFORMANCE?

         Even before a formal relationship has begun for the management of the Fund, which requires shareholder approval, Clemente Capital has been working informally with Wilmington Trust to strengthen, through the use of new technology and a more integrated investment process, both country allocation and stock selection decisions.

         The Fund's recent improved performance reflects these changes. The Fund's net asset value is up 5.5% in 1997 through April 24, compared with a rise of 0.2% for the Financial Times-Actuaries World Index, the Fund's benchmark.

8. BY WAY OF SUMMARY, WHY DO YOU BELIEVE THAT A WILMINGTON TRUST AND CLEMENTE CAPITAL, INC. INVESTMENT MANAGEMENT TEAM IS IN THE SHAREHOLDERS' BEST INTEREST?

         We are adding to CCI's international expertise, significant expertise in U.S. equities and infrastructure improvements which will greatly improve the collection, analysis, and presentation of fundamental data on markets, sectors, and companies. The best investment disciplines of both firms will be combined to strengthen the investment process, and create, in my opinion, a very bright future for the Fund.

                                    IMPORTANT

1.       Be sure to vote on the WHITE proxy card.

2. If any of your shares are held in the name of a bank, broker or other nominee, please contact the party responsible for your account and instruct them to vote on the WHITE proxy card "FOR" the advisory agreement proposal with Wilmington Trust Company, "FOR" the Clemente Global Growth Fund Board nominees, and "AGAINST" the shareholder proposal.

If you have any comments or questions please feel free to call Georgeson & Company, the firm assisting us in the solicitation of proxies, at (800) 223-2064. Banks and brokers, please call (800) 445-1790.

                                                      PROXY
                                        CLEMENTE GLOBAL GROWTH FUND, INC.
         The undersigned stockholder of Clemente Global Growth Fund, Inc. (the "Fund") hereby constitutes and appoints Lilia C. Clemente, Robert B. Oxnam and William H. Bohnett, or any of them, the action of a majority of them voting to be controlling, as proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of the Fund standing in his name on the books of the Fund at the Annual Meeting of Stockholders of the Fund to be held on Thursday,
         May 29, 1997 at 9:00 A.M., New York time, at Le Parker Meridien, 119 West 56th Street, New York,
         New York or at any adjournment thereof, with all the powers which the undersigned would possess if personally present, as designated on the reverse hereof:
         THE UNDERSIGNED HEREBY INSTRUCTS THE SAID PROXIES TO VOTE IN ACCORDANCE WITH THE AFOREMENTIONED
         INSTRUCTIONS WITH RESPECT TO THE APPROVAL OR DISAPPROVAL OF THE U.S. ADVISORY AGREEMENT, THE
         ELECTION OF DIRECTORS, THE RATIFICATION OF THE SELECTION BY THE BOARD OF DIRECTORS OF THE FUND'S
         INDEPENDENT ACCOUNTANTS, AND THE APPROVAL OR DISAPPROVAL OF THE SHAREHOLDER PROPOSAL, BUT, IF NO
         SUCH SPECIFICATION IS MADE, (i) TO VOTE FOR THE U.S. ADVISORY AGREEMENT, (ii) TO VOTE FOR THE
         ELECTION OF ONE DIRECTOR INTO CLASS II (EXPIRING 1999), (iii) TO VOTE FOR THE ELECTION OF THREE
         DIRECTORS INTO CLASS III (EXPIRING 2000), (iv) TO VOTE FOR THE RATIFICATION OF THE SELECTION BY
         THE BOARD OF DIRECTORS OF THE FUND'S INDEPENDENT ACCOUNTANTS, (v) TO VOTE AGAINST THE
         SHAREHOLDER PROPOSAL, AND (vi) TO VOTE IN THEIR DISCRETION WITH RESPECT TO SUCH OTHER MATTERS AS
         MAY PROPERLY COME BEFORE THE MEETING.
          PROXY SOLICITED ON BEHALF OF CLEMENTE GLOBAL GROWTH FUND, INC.'S BOARD OF DIRECTORS FOR ANNUAL
                                     MEETING OF STOCKHOLDERS -- MAY 29, 1997
                                     (TO BE DATED AND SIGNED ON REVERSE SIDE)


                                                              SEE REVERSE
                                                                 SIDE

[X] PLEASE MARK BOXES IN BLUE OR BLACK INK.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

1. To approve or disapprove a U.S. Advisory Agreement among the Fund, Clemente Capital, Inc. and Wilmington Trust Company pursuant to which Wilmington Trust Company will manage the U.S. portion of the Fund's portfolio:

        FOR [ ]                 AGAINST [ ]                     ABSTAIN [ ]

2. Election of one director, as set forth below, for the term specified below and until his successor is duly elected and qualified:

   Class II (expiring 1999) -- Robert J. Christian

        FOR [ ]                 AGAINST [ ]                     ABSTAIN [ ]

3. Election of three Directors, as set forth below, for the terms specified below and until their successors are duly elected and qualified:

   Class III (expiring 2000) -- Thomas H. Lenagh, Sam Nakagama and G. Peter Schieferdecker

        FOR [ ]                 AGAINST [ ]                     ABSTAIN [ ]

   (Instruction: To withhold authority to vote for an individual, write that nominee's name in the space provided below.)

4. To ratify the selection by the Board of Directors of Price Waterhouse LLP as the Fund's independent accountants for the year ending December 31, 1997:

        FOR [ ]                 AGAINST [ ]                     ABSTAIN [ ]

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE FOLLOWING PROPOSAL:

5. To approve or disapprove a shareholder proposal to request the Board of Directors to seriously consider soliciting competitive proposals for a new investment adviser to the Fund:

        FOR [ ]                 AGAINST [ ]                     ABSTAIN [ ]

DATE                                                                    , 1997
       ----------------------------------------------------------------

SIGNATURE OF STOCKHOLDER
                        -----------------------------------------------------

SIGNATURE OF STOCKHOLDER
                        -----------------------------------------------------

IMPORTANT: SIGNATURE(S) SHOULD CORRESPOND WITH THE STENCILLED NAME APPEARING
           HEREON. WHEN SIGNING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY,
           GIVE FULL TITLE AS SUCH. WHEN MORE THAN ONE OWNER, EACH SHOULD SIGN.

                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.